Form No: OGC-S-2010-08

Standard Amendment

This amendment ("Amendment") is entered into between the University of Houston on behalf of its Department/College/Division/School of OTTI/Energy & Innovation ("University") and FibroBiologics, Inc. ("Contractor"). University and Contractor may be referred to singularly as a "Party" and collectively as the "Parties." This Amendment incorporates by reference and amends the Agreement entitled " Energy Research Park Industrial Lease " executed on August 1, 2023 (the "Agreement").

THE AGREEMENT IS HEREBY AMENDED AS FOLLOWS:

This amendment is to modify the "Energy Research Park Industrial Lease" lease for FibroBiologics, Inc. to:

Add office space to the existing lease effective October 1, 2023 to end on July 31, 2024 based on connectivity level: no affiliation/year1.

- TB5/Office 133 - $500.00 per month

To the extent the terms, provisions, covenants, or conditions in this Amendment are inconsistent with those in the Agreement, the terms, provisions, covenants, or conditions in this Amendment shall control and be binding on the Parties upon full execution of this Amendment by the Parties authorized representatives. All other terms, provisions, covenants, and conditions in the Agreement shall remain in full force and effect and shall not be superseded by this Amendment. This Amendment, together with the Agreement, constitutes the entire agreement between the Parties with respect to the subject matter hereof.

University of Houston	FibroBiologics, Inc.
Signature: [signature]	Signature: [signature]
Printed Name: Dr. Ramanan Krishnamoorti	Printed Name: Pete O'Heeron
Title: VP for Energy & Innovation	Title: CEO
Date Oct 16, 2023	Date: 9-29-2023

Note: Modification of this Form requires approval of OGC

APPROVED AS TO FORM BY:
[signature]
OFFICE OF THE GENERAL COUNSEL
UNIVERSITY OF HOUSTON SYSTEM

EXHIBIT A

BUILDING DESCRIPTION AND OUTLINE OF LEASEHOLD PREMISES


0
20'
40'
60'
N

UH Technology Bridge 5

UNIVERSITY OF HOUSTON SYSTEM FACILITIES PLANNING AND CONSTRUCTION	BUILDING NUMBER: 405	BUILDING ABBREVIATION: ERP5	FLOOR LEVEL: 01	CAMPUS: UH	DATE ISSUED: 06/13/2023	SHEET: 01 OF 01

EXHIBIT A-1

PROJECT DESCRIPTION AND BUILDING LOCATION


designLAB
UNIVERSITY of HOUSTON
UH Core Facilities
UH Academic Entities
ERP 1
ERP 9
Petroleum Engineering
100 YEAR FLOODPLAIN LIMIT
University of Houston ERP Master Plan
Existing Conditions